Exhibit 99.4

Letter of Transmittal for Notes

Pursuant to the Change of Control Notice and Offer to Purchase of

BOE MERGER CORPORATION

Change of Control Notice and Offer to Purchase for Cash

Any and All of the Outstanding $205,000,000 Aggregate Principal Amount of

10% Senior Notes due 2018 of

BWAY HOLDING COMPANY

CUSIP No. 12429TAB0

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, THE OFFER WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON NOVEMBER 5, 2012, UNLESS THE OFFER IS EXTENDED IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE (SUCH TIME AND DATE OR THE LATEST EXTENSION THEREOF, IF EXTENDED, THE “EXPIRATION DATE”). NOTES TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE (THE “WITHDRAWAL DEADLINE”), UNLESS THE EXPIRATION DATE IS EXTENDED.

BOE Merger Corporation, a Delaware corporation (“Merger Sub”) is offering (the “Offer”) to purchase for the Change of Control Payment (as defined below), in cash, upon the terms and subject to the conditions set forth in the Change of Control Notice and Offer to Purchase dated as of October 5, 2012 (as the same may be amended from time to time, the “Offer to Purchase”) and in this Letter of Transmittal for Notes and instructions hereto (this “Letter of Transmittal”), any and all of the outstanding $205,000,000 aggregate principal amount of its 10% Senior Notes (the “Notes”). The “Change of Control Payment” with respect to the Notes is 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest with respect to such Notes to, but not including, the Expiration Date (which shall be the Change of Control Payment Date (as defined in the Indenture (as defined below))), subject to the rights of each registered holder (each, a “Holder” and, collectively, the “Holders”) of the Notes on the relevant record date to receive interest due on the relevant interest payment date. The Change of Control Payment per $1,000 principal amount of repurchased Notes is $1,010.00 plus accrued and unpaid interest to the Expiration Date.

Merger Sub is making the Offer pursuant to Section 4.14 of the Indenture and the Notes which provides that if a “Change of Control,” as defined in the Indenture (a “Change of Control”), occurs, each Holder will have the right to require BWAY Holding Company, a Delaware corporation (the “Company”) to make an offer (or such offer may, at the Company’s option, be made by a third party in lieu of the Company) (a “Change of Control Offer”) to each Holder to repurchase all or any part of such Holder’s Notes at the Change of Control Payment, at or prior to the times and otherwise in compliance with the requirements set forth in the Indenture and purchases all Notes properly tendered and not withdrawn under the Change of Control Offer. Under the Indenture, the completion of the Merger would constitute a Change of Control and therefore would enable each Holder to require the Company to make a Change of Control Offer to each Holder to repurchase all or any part of that Holder’s Notes at the Change of Control Payment. Payment for the repurchase of all or any part of that Holder’s Notes at the Change of Control Payment shall be made with the proceeds from notes issued by the Company upon the closing of the Merger. All capitalized terms used herein but not defined herein have the meaning ascribed to them in the Offer to Purchase.

The Tender Agent for the Offer is:

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers Call: (212) 430-3774

All Others Call Toll Free: (866)-937-2200

By Regular, Registered or Certified	By Facsimile Transmission (for Eligible
Mail: Hand or Overnight Delivery:	Institutions Only):
65 Broadway – Suite 404	(212) 430-3775/3779
New York, NY 10006	Attention: Corporate Actions

For Confirmation by Telephone:

(212) 430-3774

Delivery of this Letter of Transmittal to an address, or transmission of instructions via facsimile, other than as set forth above will not constitute valid delivery. THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. AS DESCRIBED IN THE OFFER TO PURCHASE, MERGER SUB IS MAKING THE OFFER (AS DEFINED BELOW) IN ACCORDANCE WITH SECTION 4.14 OF THE INDENTURE AND THE NOTES. THE OFFER IS GOVERNED BY THE INDENTURE, THE NOTES AND APPLICABLE LAW AND DOES NOT CONSTITUTE A REDEMPTION OF, OR AN ELECTION BY THE COMPANY TO REDEEM, THE NOTES. HOLDERS HAVE AN ELECTION WHETHER OR NOT TO ACCEPT THE OFFER.

This Letter of Transmittal need not be completed by a Holder tendering Notes through DTC’s Automated Tender Offer Program (“ATOP”).

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in amounts equal to $1,000 principal amount or any integral multiple of $1,000 in excess thereof, provided that the unpurchased portion must be at least $2,000.

DESCRIPTION OF 10% SENIOR NOTES DUE 2018

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Aggregate Principal Amount Represented*	Principal Amount Tendered*

TOTAL PRINCIPAL AMOUNT OF 10% SENIOR NOTES DUE 2018

*	Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount of Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Notes tendered hereby. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TENDER OF NOTES

COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and this Letter of Transmittal.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE NOTES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE TENDER AGENT AND SUCH NOTES MUST BE RECEIVED BY THE TENDER AGENT AT ITS ADDRESS SET FORTH ON THE FRONT COVER OF THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal is being supplied for informational purposes only to persons who hold Notes in book-entry form through the facilities of DTC. Tender of Notes held through DTC must be made pursuant to the procedures described under “Procedures for Tendering Notes—Tendering Notes” in the Offer to Purchase.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete each of the applicable boxes under the above section entitled “Description of Notes;” (ii) sign the Letter of Transmittal; and (iii) complete the Substitute Form W-9 or, in the case of a non-U.S. Holder, an applicable IRS Form W-8. Each Holder should carefully read the detailed Instructions contained herein prior to completing this Letter of Transmittal.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Tender Agent. See Instruction 8.

Merger Sub is not aware of any jurisdiction where the making of the Offer would not be in compliance with applicable laws. If Merger Sub becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, Merger Sub will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If after such good faith effort Merger Sub cannot comply with any such applicable laws, the Offer will not be made to, nor will tenders be accepted from or on behalf of, Holders residing in such jurisdiction.

HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Merger Sub the principal amount of Notes of the applicable series indicated above.

Subject to and effective upon the acceptance for purchase of and payment for Notes tendered thereby, by executing and delivering a Letter of Transmittal a tendering Holder (i) irrevocably sells, assigns and transfers to Merger Sub, all right, title and interest in and to all Notes tendered thereby, (ii) waives any and all rights with respect to such Notes (including without limitation any existing or past defaults and their consequences with respect to such Notes and the Indenture), (iii) releases and discharges the Company and the Trustee from any and all claims such Holder may have now or may have in the future arising out of, or related to, such Notes, including without limitation any claim that such Holder is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any redemption or defeasance of the Notes and (iv) irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of such Holder with respect to any such Notes (with full knowledge that the Tender Agent is an agent of Merger Sub), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Tender Agent will have no rights to, or control over, funds from Merger Sub, except as agent for Merger Sub, for the Change of Control Payment for any tendered Notes that are purchased by Merger Sub), all in accordance with the terms of the Offer.

The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Tender Agent at any time prior to the Withdrawal Deadline, which is the Expiration Date, unless the Expiration Date is extended. A DTC Participant who has transmitted its acceptance through ATOP of Notes held through DTC may, prior to Withdrawal Deadline, withdraw the instruction given thereby by (i) withdrawing such Holder’s acceptance through ATOP or (ii) delivering to the Tender Agent by telegram, telex, facsimile transmission or letter setting forth the name of the DTC Participant, the principal amount of Notes delivered for purchase and a statement that such Holder is withdrawing such Holder’s election to have the Notes purchased. Withdrawal of such an instruction will be effective upon receipt of such notice of withdrawal by the Tender Agent. See Instruction 1.

The undersigned hereby represents and warrants that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such Notes are accepted for purchase and payment by Merger Sub, Merger Sub will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

For purposes of the Offer, the undersigned understands that Merger Sub shall be deemed to have accepted for payment (and thereby to have purchased) tendered Notes if and when Merger Sub gives oral or written notice to the Tender Agent of Merger Sub’s acceptance of such Notes for payment. Payment for Notes so accepted will be made by Merger Sub to DTC, which is the sole Holder of the Notes. Thereafter, a holder of a beneficial interest in the Notes that has validly tendered their Notes in the Offer must look solely to DTC and the DTC Participants for payments of amounts owed to them by reason of acceptance of the tender of their Notes in the Offer. Under no circumstances will interest on the Notes be payable by the Company on or after the Expiration Date by reason of delay by DTC in transmitting payment to its direct or indirect participants.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that valid tender of Notes pursuant to any one of the procedures described under “Procedures for Tendering Notes” in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer, including the undersigned’s waiver of any existing defaults and their consequences with respect to the Notes and the Indenture (including, without limitation, a default in the payment of interest).

The undersigned understands that the delivery and surrender of Notes is not effective, and the risk of loss of the Notes does not pass to the Tender Agent, until receipt by the Tender Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Merger Sub. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by Merger Sub, in its sole direction, which determination shall be final and binding on all parties.

Unless otherwise indicated herein under “Special Issuance or Payment Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for any Notes purchased in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered and checks constituting payments for Notes to be purchased in connection with the Offer be delivered to the undersigned at the address(es) shown herein. In the event that the “Special Issuance or Payment Instructions” box or the “Special Delivery Instructions” box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that Merger Sub has no obligation pursuant to the “Special Issuance or Payment Instructions” box to transfer any Notes from the name of the registered Holder(s) thereof if M does not accept for purchase any of the principal amount of such Notes so tendered.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 2 through 5)

To be completed ONLY if certificates for Notes of the applicable series represent a greater amount of Notes of such series than the Holder is tendering or the check for the purchase price for such Notes to be purchased are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 2 through 5)

To be completed ONLY if certificates for Notes of the applicable series represent a greater amount of Notes of such series than the Holder is tendering or the check for the purchase price for each series of Notes to be purchased is to be sent to an address different from that shown in each of the boxes under the above section entitled “Description of Notes” within this Letter of Transmittal.

Issue: [ ] Notes [ ] Checks (Complete as applicable)	Issue: [ ] Notes [ ] Checks (Complete as applicable)

Name:	Name:
(Please Print)	(Please Print)
Address: (Include Zip Code) (Taxpayer Identification or Social Security Number, if applicable)	Address: (Include Zip Code) (Taxpayer Identification or Social Security Number, if applicable)

PLEASE SIGN BELOW

PLEASE COMPLETE IRS FORM W-9 ATTACHED HERETO OR AN APPLICABLE IRS FORM W-8

(TO BE COMPLETED BY ALL TENDERING HOLDERS

REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the registered Holder(s) of the Notes tendered exactly as his (their) name(s) appear(s) on certificate(s) for such Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

If the signature appearing below is not that of the registered Holder(s) of the Notes, then the registered Holder(s) must sign a valid power of attorney.

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

Date:	, 2012

Name(s):
(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Procedures for Tendering Notes; Withdrawal of Tenders.

To tender any Notes in the Offer, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Tender Agent at one of its addresses set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal and all other required documents to the Tender Agent is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Tender Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Tender Agent. THIS LETTER OF TRANSMITTAL SHOULD BE SENT ONLY TO THE TENDER AGENT, AND NOT TO MERGER SUB, THE COMPANY OR THE TRUSTEE.

This Letter of Transmittal is being supplied for informational purposes only to persons who hold notes in book-entry form through the facilities of DTC. Tender of any Notes held through DTC must be made pursuant to the procedures described under “Procedures for Tendering Notes—Tendering Notes” in the Offer to Purchase.

Unless the Notes being tendered are deposited by the Holder with the Tender Agent prior to the Expiration Date (accompanied by a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal), Merger Sub may, at its option, reject such tender. Payment for Notes will be made only against deposit of such tendered Notes.

By executing this Letter of Transmittal (or a facsimile thereof), a tendering Holder waives any right to receive any notice of the acceptance for payment of any tendered Notes.

For a full description of the procedures for tendering Notes, see “Procedures for Tendering Notes—Tendering Notes” in the Offer to Purchase.

Tenders of Notes (in an amount equal to $1,000 principal amount or any integral multiple of $1,000 in excess thereof) may be withdrawn at any time prior to the Withdrawal Deadline, which is the Expiration Date, unless the Expiration Date is extended, pursuant to the procedures described under “Procedures For Tendering Notes—Withdrawal Rights” in the Offer to Purchase.

2. Partial Tenders.

Tenders of any series of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than all the principal amount of Notes held by a Holder is surrendered and purchased pursuant to the Offer, the Company will issue, and the Trustee will authenticate and deliver to or on the order of the Holder thereof, new Notes of authorized denominations, in principal amount equal to the portion of the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of any series of Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of each of the boxes under the above section entitled “Description of Notes” herein. The entire principal amount represented by the certificates for all Notes delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, certificates for the principal amount of Notes not tendered will be sent to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 3), promptly after such Notes are accepted for purchase.

3. Special Issuance or Payment and Special Delivery Instructions.

Tendering Holders should indicate in the applicable box or boxes the name and address to which any Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for such Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, any Notes not tendered or not accepted for purchase will be returned to the Holder of such Notes tendered.

4. Backup Withholding: IRS Form W-9; IRS Form W-8.

Each tendering U.S. Holder (as defined in the Offer to Purchase) is required to provide the Tender Agent with the U.S. Holder’s correct taxpayer identification number (“TIN”), generally the U.S. Holder’s social security or federal employer identification number, on the IRS Form W-9 attached hereto or, alternatively, to establish another basis for exemption from backup withholding, as described below under “Important Tax Information.” In addition, each tendering non-U.S. Holder (as defined in the Offer to Purchase) must submit an appropriate properly completed IRS Form W-8 certifying, under penalties of perjury, to such non-U.S. Holder’s foreign status in order to establish an exemption from backup withholding. An appropriate IRS Form W-8 can be obtained from the Tender Agent or from the IRS website at www.irs.gov. Please see the discussion below under “Important Tax Information.”

5. Transfer Taxes.

The Company or its affiliates will pay all transfer taxes, if any, payable on the purchase and transfer of any Notes purchased pursuant to the Offer, except in the case of deliveries of certificates for any Notes for principal amounts not tendered for payment that are to be registered or issued in the name of any person other than the Holder of such Notes tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

6. Irregularities.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Notes will be resolved by Merger Sub, whose determination will be final and binding. Merger Sub reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which may, in the opinion of counsel for Merger Sub, be unlawful. Merger Sub also reserves the absolute right to waive any condition (other than the Merger Condition) to the Offer and any irregularities or conditions of tender as to particular Notes. Merger Sub’s interpretation of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders must be cured within such time as Merger Sub shall determine. Merger Sub and the Tender Agent shall not be under any duty to give notification of defects in such tenders and shall not incur liabilities for failure to give such notification. Tenders of Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Tender Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Tender Agent to the tendering Holder, unless otherwise provided herein, as soon as practicable following the Expiration Date.

7. Mutilated, Lost, Stolen or Destroyed Certificates for Notes.

Any Holder whose certificates for any Notes have been mutilated, lost, stolen or destroyed should contact the Tender Agent at the address indicated above for further instructions.

8. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering any Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from the Tender Agent, whose address and telephone number appears herein.

IMPORTANT TAX INFORMATION

Pursuant to Circular 230 issued by the U.S. Department of the Treasury, we are required to inform you that you cannot rely upon any tax discussion contained in this document for the purpose of avoiding U.S. federal tax penalties. The tax discussion contained in this document was written to support the promotion or marketing of the transactions or matters described in this document. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, each U.S. Holder that does not otherwise establish an exemption is required to provide the Tender Agent with the U.S. Holder’s correct TIN by completing the IRS Form W-9 attached hereto, certifying under penalties of perjury that such Holder is a U.S. person (including a resident alien), that the TIN provided on IRS Form W-9 is correct (or that such Holder is awaiting a TIN) and that such U.S. Holder is not subject to backup withholding. If such U.S. Holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Notes are in more than one name and are not in the name of the actual owner, the U.S. Holder should consult IRS Form W-9 and the related instructions attached hereto for information on which TIN to report. If a U.S. Holder does not have a TIN, such U.S. Holder should consult the W-9 Guidelines for information on applying for a TIN and write “Applied For” in the space reserved for the TIN (as shown on IRS Form W-9). If such U.S. Holder does not provide its TIN to the Tender Agent prior to the date that payment is made pursuant to the Offer, certain penalties may be imposed on such U.S. Holder, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding.

Certain U.S. Holders (including, among others, all corporations) are not subject to these backup withholding requirements. See the attached IRS Form W-9 and related instructions for additional instructions.

If backup withholding applies, the Tender Agent is required to withhold on any payment made to the Holder or other payee at a current rate of 28%. Backup withholding is not an additional U.S. federal income tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, if requisite procedures are followed in a timely manner.

A tendering non-U.S. Holder must submit to the Tender Agent an appropriate, properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury and including any required attachments, certifying to that non-U.S. Holder’s foreign status to avoid backup withholding. An appropriate IRS Form W-8 can be obtained from the Tender Agent.

Holders should consult their tax advisors regarding the tax consequences of the Offering, including any backup withholding requirements.